                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K



                              CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



           Date of report (Date of earliest event reported) MAY 17, 1999



                            PLENUM COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in its Charter)


                                     MINNESOTA
                          (State or Other Jurisdiction of
                                   incorporation)


                   0-25159                            91-1524747
            (Commission File Number)       (IRS Employer Identification
                                                       Number)



                            PLENUM COMMUNICATIONS, INC.
                               3003 - 80TH AVENUE SE
                              MERCER ISLAND, WA  98040
                      (Address of Principal Executive Offices)


                                  (206) 236-1995
                   (Registrant's Telephone, Including Area Code)

                            PLENUM COMMUNICATIONS, INC.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

     On May 17, 1999, Plenum Communications, Inc. (the "Company"), LION, Inc. ("LION"), IMark, Inc., a Colorado corporation and IMark Design Group, a Colorado limited liability company (IMark, Inc. and IMark Design Group collectively referred to as "IMark"), and the principal shareholders of IMark, entered into an Asset Purchase Agreement pursuant to which the Company acquired substantially all of the assets of IMark, including its mortgage industry Internet sites, and assumed certain liabilities and obligations for a purchase price of $600,000 payable in shares of common stock of the Company.

     Contemporaneously with the acquisition, the two principal shareholders of IMark entered into five-year employment agreements with LION, providing for, among other things, certain terms of employment at a specified minimum salary. Each of the principal shareholders entered into a Non-Competition Agreement with the Company providing, among other things, that each person will not engage in certain activities competitive with LION's business for a period of two years from the last date of employment. The former business of IMark will initially continue to be based largely in Denver.

     The shares issued by the Company were valued at $1.70 each, which was deemed the average closing price of the Company's common stock in the over-the-counter market as quoted on OTC Bulletin Board system for the 20 trading days last preceding the date of the Agreement. The Agreement provides that, if on the date one year from the date of Closing, the average market price (as defined in the Agreement) of the shares issued as consideration is less than $600,000, the Company will make up the difference by, in the sole discretion of the Company, either (i) a payment of cash; or
(ii) through the issuance of additional shares of common stock of the Company.

     The purchase price and the terms of the transaction were determined through negotiation among the parties. The description of the acquisition contained in this report is qualified in its entirety by reference to the Agreement, a copy of which is filed as an exhibit to this report and is incorporated by reference. The Company issued a press release dated May 20, 1999, announcing the completion of the acquisition, a copy of which is also filed as an exhibit to this report and incorporated by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of IMark

          The Financial Statements of the acquired business, which are required to be filed pursuant to Item 7(a) of Form 8-K, were not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.

          The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c)  Exhibits.

Exhibit No.    Description
-----------    -----------

10.5 Asset Purchase Agreement dated as of May 17, 1999, among Plenum Communications, Inc., LION, Inc., IMark, Inc., IMark Design Group, and the principal shareholders of IMark.

99 Press release dated May 20, 1999, announcing the Company's acquisition of the IMark assets.





                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLENUM COMMUNICATIONS, INC.
(Registrant)

By:  /s/ Allen Ringer
     ------------------------
Allen Ringer
President and Chief Executive Officer

Date:     June 1, 1999

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

10.5 Asset Purchase Agreement dated as of May 17, 1999, among Plenum Communications, Inc., LION, Inc., IMark, Inc., IMark Design Group, and the principal shareholders of IMark.

99 Press release dated May 20, 1999, announcing the Company's acquisition of the IMark assets.